UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2011


                              VIKING MINERALS INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     333-139482                 98-0492900
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
     of Incorporation)                 Number)            Identification Number)

                          7558 W. Thunderbird Ste. 486
                                Peoria, AZ, 85381
                    (Address of principal executive offices)

                             Telephone: 954-616-9618

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS.

On January 18, 2011, the Company resolved to execute a forward split of its common stock on the basis of 35 new common shares for each existing 1 common share. The record date for the action was January 27, 2011, and the payment date was January 28, 2011. The forward split was payable as a dividend and requires no action on the part of shareholders.

On January 27, 2011, the Company filed an amendment to its articles with the Nevada Secretary of State increasing the authorized share capital from 75,000,000 shares of common stock at a par value of $0.001 per share to 400,000,000 shares of common stock at a par value of $0.001 per share.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIKING MINERALS INC.


Date: February 1, 2011                     By: /s/ Charles Irizarry
                                              -------------------------------
                                              Charles Irizarry



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